PATENT LICENSE AGREEMENT BETWEEN ULTICOM, INC.

                                       AND

                      COMVERSE PATENT HOLDING COMPANY, INC.


           Effective as of December 30, 1999 (the "EFFECTIVE DATE"), by and between Ulticom, Inc., a New Jersey corporation ("ULTICOM"), having an office at 1020 Briggs Road, Mt. Laurel, New Jersey 08054 and Comverse Patent Holding Company, Inc. ("COMVERSE"), a Delaware corporation, having a principal place of business at 1201 Hays Street, Tallahassee, Florida 32301.

           WHEREAS, COMVERSE and Lucent Technologies GRL Corp. ("LUCENT GRL") are entering into a patent license agreement entitled PATENT LICENSE AGREEMENT between LUCENT TECHNOLOGIES GRL CORP. and COMVERSE PATENT HOLDING COMPANY, INC. (the "LUCENT AGREEMENT");

           WHEREAS, under the LUCENT AGREEMENT, COMVERSE shall license to LUCENT GRL certain patents owned or otherwise licensable by COMVERSE and the related companies of COMVERSE and LUCENT GRL shall license to COMVERSE certain patents owned or otherwise licensable by LUCENT GRL and the related companies of LUCENT GRL;

           WHEREAS, under the LUCENT AGREEMENT, COMVERSE has the right to grant to ULTICOM a sublicense under the patents that LUCENT GRL has licensed to COMVERSE; and

           WHEREAS, ULTICOM is desirous of acquiring a sublicense under the patents that LUCENT GRL has licensed to COMVERSE.

           NOW, THEREFORE ULTICOM and COMVERSE hereby agree as follows:

           1. ULTICOM hereby grants to COMVERSE a paid up license for the term of this Agreement to make, have made, use, lease, sell, offer to sell, or import, any product, process, or service under any patent in any country of the world that ULTICOM owns or otherwise has the right to license at any time during the term of this Agreement.

           2. COMVERSE shall not have the right to grant sublicenses under the license of paragraph one (1) of this Agreement, except COMVERSE shall have the right to grant a sublicense to LUCENT GRL in accordance with the terms and conditions of the LUCENT AGREEMENT.

           3. COMVERSE agrees to grant a sublicense to ULTICOM under the patents licensed to COMVERSE by the LUCENT AGREEMENT and in accordance with the terms and conditions of the LUCENT AGREEMENT.

           4. The term of this Agreement shall be from the EFFECTIVE DATE of this Agreement until such time as the LUCENT AGREEMENT expires or is otherwise terminated.


Date  January 12, 2000           For COMVERSE PATENT HOLDING COMPANY, INC.
      ----------------------
                                 by  /s/ Paul Z. Robinson
                                     ----------------------------------------



Date  Jnauary 12, 2000           For ULTICOM, INC.
      ----------------------
                                 by  /s/ Shawn Osborne
                                     ----------------------------------------